Summary Prospectus 2012 BMO Dividend Income Fund

Class I MDIVX	Class Y MDIYX	As of December 28, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 28, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%
Distribution (12b-1) Fees	None		None
Other Expenses	0.65%		0.40%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.16%		0.91%
Fee Waiver and Expense Reimbursement(2)	(0.25%	)	(0.25%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.91%		0.66%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class Y and 0.65% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three, five- and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$93	$67
3 Years	$344	$265
5 Years	$614	$479
10 Years	$1,387	$1,097

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 29, 2011 (inception date) to August 31, 2012, the Fund’s portfolio turnover rate (not annualized) was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Value Index. These large-sized companies, at the time of purchase, generally have market capitalization in the range of companies in the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $408.2 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $4.9 billion. In order to provide both capital appreciation and current income, the Adviser focuses on companies with dividend yields in excess of 1%. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

www.bmofundsus.com

Summary Prospectus 2012 BMO Dividend Income Fund

Class I MDIVX	Class Y MDIYX	As of December 28, 2012

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Income Risks. The Fund can only distribute to shareholders what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund will also decline. In addition, depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Daniel P. Brown and Ernesto Ramos, Ph.D. co-manage the Fund. Daniel P. Brown, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1997 and has managed or co-managed the Fund since its inception in 2011. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2012 BMO Dividend Income Fund

Class I MDIVX	Class Y MDIYX	As of December 28, 2012

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Summary Prospectus 2012 BMO Dividend Income Fund

Class I MDIVX	Class Y MDIYX	As of December 28, 2012

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